Exhibit 99.1

Expion360 Introduces Pilot Program to Offer Transformative Solar and Energy Storage Solutions in Partnership with REPM Corp.

REDMOND, OR., October 12, 2023, Expion360, Inc. (Nasdaq: XPON), an industry leader in lithium-ion phosphate (LiFePO4) battery power storage solutions, has partnered with Renewable Energy Products Manufacturing Corp. (REPM), a pioneer in sustainable home and commercial solar technology and installations, to offer Expion360’s new home and commercial e360™ solar power storage solutions to REPM’s customers. The offering will begin with the launch of a pilot program, with installations expected to start in the first quarter of 2024.

Following the pilot program, the Expion360 energy storage solution will be made available to REPM’s expanding installation pipeline of thousands of solar-powered homes and businesses across the U.S. The transformative energy storage solution is anticipated to introduce new levels of optimized efficiency and sustainability, and enable home and business owners to benefit from having their own ‘micro-grid’ of stored energy.

“The launch of this pilot program is an important first step in introducing our new and innovative solutions for the renewable energy space,” stated Expion360 CEO, Brian Schaffner. “We anticipate that our collaboration with REPM, a clear leader in the field, will enable us to deliver energy storage solutions with leading-edge technology and further our mission of creating a sustainable future. We believe the combination of our latest, most advanced Li-ion battery technology with REPM’s solar energy expertise will deliver reliable, high-energy, eco-friendly power solutions to communities across the U.S.”

REPM has been at the forefront of the solar energy revolution, developing numerous residential, commercial, industrial and community solar projects. REPM and its partners have installed more than 1,000 systems across 16 states, representing a total of 2 gigawatts of solar power. REPM’s current deployment pipeline includes more than 50 megawatts of solar projects in development.

“REPM strives to provide our customers with the most efficient and environmentally friendly solar power solutions, and we are excited to partner with Expion360 to help us fulfill this mission,” commented REPM Solar CEO, John Conte. “Together with Expion360, we plan to offer our customers a comprehensive renewable energy solution that maximizes energy generation while ensuring dependable, flexible and affordable energy storage.”

Expion360 and REPM plan to offer the new storage solutions in the first quarter of 2024 following the completion of the pilot program. They expect the products will benefit from a battery energy storage market that is forecasted by MarketsandMarkets to grow at a 26.4% compound annual growth rate to reach $17.5 billion by 2027. According to Clean Energy Group, about 3.2 million homes in the U.S. have solar panels installed, but only about 6% of residential solar systems have battery storage.

To learn more about this new solar energy storage solution, contact REPM at Sales@REPMCorp.com. Expion360 plans to provide further details regarding its partnership with REPM and its transformative e360 energy products in future announcements.

About REPM Solar

Founded in 2020, REPM Solar develops projects for residential, commercial, industrial and community solar. The company is also developing some innovative technologies for the solar market and has filed its first patent. More information about the company can be found at www.repmcorp.com.

About Expion360

Expion360 is an industry leader of premium lithium iron phosphate (LiFePO4) batteries and accessories for recreational vehicles and marine applications, with residential and industrial applications under development.

The Company’s lithium batteries feature half the weight of standard lead-acid batteries while delivering three times the power and ten times the number of charging cycles. Expion360 batteries also feature better construction and reliability compared to other Li-ion batteries on the market due to their superior design and quality materials. Specially reinforced, fiberglass-infused, premium ABS and solid mechanical connections help provide top performance and safety. With Expion360 batteries, adventurers can enjoy the most beautiful and remote places on Earth even longer.

The Company is headquartered in Redmond, Oregon. Expion360 Li-ion batteries are available today through more than 300 dealers, wholesalers, private-label customers, and OEMs across the country. To learn more about the Company, visit expion360.com.

Forward-Looking Statements and Safe Harbor Notice

All statements other than statements of historical facts included in this press release are “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). Examples of such forward-looking statements include statements regarding the success and outcome of our partnership with REPM; the administration, timing, scope, and success of our pilot program; our expectations and timing regarding the development of a new home energy storage solution; our business strategies and plans; our growth opportunities and competitive position; forecasts regarding the battery energy storage market, and those statements that use forward-looking words such as “expect,” “plan,” “hope,” “project,” “possibility” and “anticipate,” or similar expressions. Because forward-looking statements relate to the future, such forward-looking statements involve significant risks, uncertainties, and assumptions that are difficult to predict and many of which are outside our control. Actual results could differ materially from those indicated in the forward-looking statements. Factors that could cause such differences include, among others, the competitive nature of our industry and the pricing pressures that we face, our history of losses and increasing costs, our ability to continue as a going concern, our dependency on the needs and success of our customers and our substantial customer concentration, any inability to successfully manage our growth, our ability to expand our sales and distribution channels, our ability to expand into international markets, the limited number of ports through which our raw materials enter the United Sates and our reliance on third parties to store and ship certain inventory, uncertainty in the global economic condition, any government reviews, inquiries, investigations and other actions, changes in the cost and availability of raw materials, our dependency on third-party manufacturers and suppliers and increases in the cost or disruption of supply or shortages in any of our raw materials, battery components or raw materials used in the production of such parts, our dependency on our two warehouse facilities, the risk that lithium-ion battery cells may catch fire or release smoke and flame, potential product liability claims, risks related to litigation, tax, environmental and other legal compliance, any failure to introduce new products and product enhancements and market acceptance of new technologies introduced by our competitors, any failure by us to adequately protect our intellectual property or to defend ourselves against intellectual property infringement claims, quality problems with our products, our ability to raise capital, risks related to our electronic data becoming compromised, our dependency on our senior management team and other key employees, any failure to keep pace with developments in technology and those discussed in our filings with the SEC. Investors should read the risk factors set forth in the Expion360’s previous filings, subsequent filings, and future periodic reports filed with the SEC. All of the Expion360’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Expion360 cautions that forward-looking statements are not historical facts and makes no guarantee of future performance. Forward-looking statements are based on estimates and opinions of management at the time statements are made. The information set forth herein speaks only as of the date hereof. Expion360 and its management are under no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statements following the date of this news release, whether as a result of new information, future events or otherwise, except as required by law.

Expion360 Contact:

Brian Schaffner, CEO

Expion360, Inc.

Tel (541) 797-6714

Email Contact

Expion360 Investor Contact:
Ronald Both
CMA Investor Relations
Tel (949) 432-7566
Email contact

Expion360 Media Contact:
Tim Randall
CMA Media Relations
Tel (949) 432-7572
Email contact

REPM Solar Contact:
John Conte, CEO
REPM Solar
Tel (856) 200-8324
Email contact